AERO VELOCITY

Next-Gen Aerial Intelligence Solutions

Aero Velocity – Propelling Progress.™


AERO
VELOCITY
FLIGHT CREW

Disclaimer and Safe Harbor Statement

AERO VELOCITY

About this Presentation

This Presentation has been prepared by BT Brands, Inc. ("BT Brands") and Aero Velocity Inc. (the "Company" or "Aero Velocity") in connection with a potential merger involving BT Brands and the Company (the "Transaction") and is preliminary in nature and solely for information and discussion purposes and must not be relied upon for any other purpose.

The "Presentation" that follows shall mean and include the slides that follow, any oral presentation of the slides by members of BT Brands or the Company or any person on their behalf, copies of this document and any materials distributed at, or in connection with, that Presentation. By participating in any meeting, or by reading the Presentation slides, you will be deemed to have (i) agreed to the following limitations and notifications and made the following undertakings and (ii) acknowledged that you understand the legal and regulatory sanctions attached to the misuse, disclosure or improper circulation of this Presentation.

This Presentation does not constitute (i) an offer or invitation for the sale or purchase of the securities, assets or business described herein or a commitment of the Company or BT Brands with respect to any of the foregoing or (ii) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transaction, and this Presentation shall not form the basis of any contract, commitment or investment decision and does not constitute either advice or recommendation regarding any securities. The Company and BT Brands expressly reserve the right, at any time and in any respect, to amend or terminate this process, to terminate discussions with any or all potential investors, to accept or reject any proposals and to negotiate with, or cease negotiations with, any party regarding a transaction involving the Company and BT Brands. Any offer to sell securities will be made only pursuant to a definitive subscription agreement and will be made in reliance on an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act"), for offers and sales of securities that do not involve a public offering. Any investment decision should be based solely on the information contained in the definitive subscription agreement and not on information contained in the Presentation, and that you are required to make your own independent investigations prior to making any investment decision.

No representation, warranty or undertaking, express or implied, is made as to, and no reliance should be placed on, the fairness, accuracy, completeness or correctness of the Presentation or the opinions contained therein. The Presentation has not been independently verified and will not be updated. The Presentation, including but not limited to forward-looking statements, applies only as of the date of this Presentation and is not intended to give any assurances as to future results. BT Brands and the Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to the Presentation, including any financial data or forward-looking statements, and will not publicly release any revisions it may make to the Presentation that may result from any change in BT Brands' and the Company's expectations, any change in events, conditions or circumstances on which these forward-looking statements are based, or other events or circumstances arising after the date of this document. Market data used in the Presentation not attributed to a specific source are estimates of the Company and have not been independently verified.

This Presentation does not purport to contain all information that may be required or relevant to an evaluation of the Transaction, and you will be responsible for conducting any investigations and analysis that it deems appropriate and for seeking independent advice as to the legal, tax, accounting, financial, credit and other related advice with respect to the Transaction.

None of BT Brands and the Company, their respective subsidiaries, affiliates, legal advisors, financial advisors or agents make any representation or warranty, express or implied, as to the accuracy or completeness of this Presentation or the information contained in, or for any omissions from, this Presentation or any other written or verbal communications transmitted. BT Brands and the Company reserve the right to amend or replace this Presentation at any time but none of BT Brands and the Company, their respective subsidiaries, affiliates, legal advisors, financial advisors or agents shall have any obligation to update or supplement any content set forth in this Presentation or otherwise provide any additional information to you in connection with the Transaction should circumstances, management's estimates or opinions change or any information provided in this Presentation become inaccurate.

The distribution of this Presentation may also be restricted by law and persons into whose possession this Presentation comes should inform themselves about and observe any such restrictions. The recipient acknowledges that it is (a) aware that the United States securities laws prohibit any person who has material, non-public information concerning a company from purchasing or selling securities of such company or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities, and (b) familiar with the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the "Exchange Act"), and that the recipient will neither use, nor cause any third party to use, this Presentation or any information contained herein in contravention of the Exchange Act, including, without limitation, Rule 10b-5 thereunder. By accessing this Presentation, you represent and agree that you are either (a) an institutional accredited investor (as defined in Rule 501 of Regulation D under the Securities Act) or (b) a qualified institutional buyer (as defined in Rule 144A under the Securities Act) or (c) a non-U.S. person (as defined under the Regulation S under the Securities Act) located outside the U.S. (within the meaning of Regulation S under the Securities Act), and is a sophisticated investor who possesses sufficient investment expertise to understand the risks involved in the offering and to whom it is lawful to communicate this Presentation. You also agree that if you do not want to participate further in this process, to comply with your obligations under applicable securities laws as noted above, including those requiring that you restrict trading or other transactions in the securities of BT Brands, the Company and their respective affiliates or effect any other transactions relating to BT Brands, the Company or their respective affiliates or advise or make recommendations to others to do so to the extent required under applicable securities law until the information is made public or is no longer material or price sensitive.

This Presentation is not directed to any person in any jurisdiction where (by reason of that person's nationality, residence or otherwise) the publication or availability of this Presentation is prohibited. Persons in respect of whom such prohibitions apply must not access this Presentation. In so far as this Presentation is made available within the European Economic Area ("EEA") or would cause any effect in the United Kingdom, this Presentation is only addressed to and directed at persons in member states of the EEA and in the United Kingdom who are qualified investors within the meaning of Article 2(e) of the Prospectus Regulation (Regulation EU) 2017/1129), as amended ("Qualified Investors"). In addition, in the United Kingdom, this Presentation is addressed to and directed only at, Qualified Investors who (i) are persons who have professional experience in matters relating to investments falling within Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the "Order"), (ii) are persons who are high net worth entities falling within Article 49(2)(a) to (d) of the Order, or (iii) are other persons to whom this Presentation may otherwise lawfully be communicated (all such persons together being referred to as "Relevant Persons"). This Presentation must not be acted on or relied on (i) in the United Kingdom, by persons who are not Relevant Persons, and (ii) in any member state of the EEA, other than the United Kingdom, by persons who are not Qualified Investors. Any investment or investment activity to which this Presentation relates is available only to relevant persons in the United Kingdom and Qualified Investors in any member state of the EEA, other than the United Kingdom, and will be engaged in only with such persons.

Further, this Presentation should not be construed as legal, tax, investment or other advice, and should not be relied upon to form the basis of, or be relied on in connection with, any contract or commitment or investment decision whatsoever. You should consult your own legal, regulatory, tax, business, financial and accounting advisors to the extent you deem necessary and must make your own investment decision and perform your own independent investigation and analysis with respect to the Transaction or any of an investment in BT Brands and the transactions contemplated in this Presentation.

Market and Industry Data

This Presentation also contains estimates, projections and other information concerning the Company's industry and business, as well as data regarding market research, estimates, forecasts and projections prepared by the Company's management. Information that is based on market research, estimates, forecasts, projections, or similar methodologies is inherently subject to uncertainties, and actual events or circumstances may differ materially from e vents and circumstances that are assumed in this information. Neither BT Brands nor the Company has independently verified such third party information, and makes no representation, express or implied, as to the accuracy, completeness, timeliness, reliability or availability of, such third party information. BT Brands and the Company may have supplemented such information where necessary, taking into account publicly available information about other industry participants.

Forward-Looking Statements

This Presentation contains certain statements, estimates, targets, forecasts and projections with respect to BT Brands or the Company. All statements other than statements of historical fact are forward-looking statements. You can identify these forward looking statements through the use of words such as "may," "will," "can," "anticipate," "assume," "should," "indicate," "would," "believe," "contemplate," "expect," "seek," "estimate," "continue," "plan," "point to," "project," "predict," "could," "intend," "target," "potential" and other similar words and expressions of the future. Such forward-looking statements are based on a number of assumptions and factors beyond BT Brands' and the Company's control. As a result, they are subject to significant risks and uncertainties and actual events or results may differ materially from these forward-looking statements. No reliance should be placed on, any projections, targets, estimates or forecasts contained in this Presentation. None of the members of BT Brands or the Company undertakes any obligation to release any revisions to such forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Factors that could cause actual results to differ materially from those currently anticipated are: the failure to satisfy the conditions to the consummation of the Transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive agreement relating to the Transaction; the effect of the announcement or pendency of the Transaction on BT Brands' and Aero Velocity's business relationships, performance, and business generally; risks that the Transaction disrupts current plans or operations of BT Brands and Aero Velocity; the outcome of any legal proceedings that may be instituted against the parties related to the definitive agreement or the proposed Transaction; the ability to maintain the listing of BT Brands' securities (which would be the combined company's securities) on Nasdaq after the closing of the Transaction; after the closing of the Transaction, the price of the combined company's securities may be volatile due to a variety of factors, including changes in the competitive industry in which Aero Velocity operates, variations in performance across competitors, changes in laws and regulations affecting Aero Velocity's business and changes in its capital structure; the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities provided by the Transaction; and the need for additional funds.

Additional Information

In connection with the Transaction, BT Brands and the Company will file a registration statement, which will include a preliminary and definitive proxy statement, and other relevant documents with the SEC. You are urged to read the proxy statement/prospectus and any other relevant documents filed with the SEC when they become available because, among other things, they will contain updates to the financial, industry and other information herein as well as important information about BT Brands, the Company and the contemplated Transaction. Shareholders will be able to obtain a free copy of the proxy statement (when filed), as well as other filings containing information about BT Brands, the Company and the proposed Transaction, without charge, at the SEC's website located at www.sec.gov.

Participants in the Solicitation

BT Brands and the Company, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from BT Brands' shareholders in connection with the proposed Transaction. A list of the names of such directors and executive officers and information regarding their interests in the proposed Transaction will be contained in the proxy statement when available. You may obtain free copies of these documents as described in the preceding paragraph. The definitive proxy statement will be mailed to shareholders as of a record date to be established for voting on the contemplated business combination when it becomes available.

Trademarks and Trade Names

This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM © or ® symbols, but such references are not intended to indicate, in any way, that BT Brands or the Company will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks, trade names and copyrights.

Neither BT Brands, the Company, nor any of their respective directors, officers, employees, affiliates, advisors, representatives or agents, make any representation or warranty of any kind, express or implied, as to the value that may be realized in connection with the Transaction, the legal, regulatory, tax, financial, accounting or other effects of a Transaction or the accuracy or completeness of the information contained in this Presentation, and none of them shall have any liability based on or arising from, in whole or in part, any information contained in, or omitted from, this Presentation or for any other written or oral communication transmitted to any person or entity in the course of its evaluation of the Transaction, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special, or consequential damages, costs, expenses, legal fees, or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein.

To the extent a physical copy of the Presentation ("handout") has been provided to you for the presentation, please return the handout at the conclusion of the presentation. By accepting this Presentation, the recipient will be deemed to have acknowledge and agreed to the foregoing.

Company Overview

Aero Velocity is a **Drone-as-a-Service** provider delivering value to government & commercial clients through cutting edge UAV technologies & advanced AI and data analytics.


Sub Assembly
4


AERO
VELOCITY
PROPELLING PROGRESS, TOGETHER
FEDERAL
CONTRACTS
Trusted government partner for agriculture & forestry management, disaster recovery, and security
COMMERCIAL
AI-powered aerial solutions for infrastructure and & facility management
MANUFACTURING
Advanced UAS design, assembly, and contract manufacturing


UBS Arena

Merger Details

AERO VELOCITY

Company:	Aero Velocity Inc. ("Aero Velocity") to merge with BT Brands, Inc. ("BT Brands") (Nasdaq: BTBD) in all stock transaction through a wholly-owned subsidiary of BT Brands[1] *The agreement follows an extensive review of strategic alternatives by BT Brands*
Valuation:	The combined equity value of $113.6 million assumes a value for Aero Velocity of $101.1 million and a value for BT Brands of $12.5 million[1]
Pro Forma Merger and Concurrent Financing:	Upon the closing of the merger, Aero Velocity's shareholders are expected to own approximately 89% of the combined company, and existing BT Brands shareholders are expected to own approximately 11% of the combined company, each on a fully diluted basis[2] *The transaction calls for an investment of not less than $3 million up to $5 million by Aero Velocity shareholders in connection with the merger*
Name & Anticipated Exchange:	The combined company to be renamed Aero Velocity Inc. upon closing *It is expected that Aero Velocity Inc. will trade on the Nasdaq Capital Market under a new ticker symbol to be determined prior to close*
Timing:	It is anticipated that the merger will close in the fourth quarter of 2025 or first quarter of 2026, subject to approvals by the stockholders of each company and other customary closing conditions *The transaction has been unanimously approved by the board of directors of both companies*

1) *The description of the definitive agreement contained herein is only a summary and is qualified in its entirety by reference to the definitive agreement relating to the transaction. For additional information, see BT Brand's Current Report on Form 8-K, which will be filed promptly and can be obtained at the website of the U.S. Securities and Exchange Commission ("SEC") at www.sec.gov.*
2) *Fully diluted basis excludes BT Brands' public warrants and the concurrent financing by Aero Velocity shareholders. The percentage of the combined company that each company's former stockholders will own after completion of the merger is subject to adjustment based on BT Brands' net cash at the closing and the proceeds from the concurrent financing, among other adjustments, in each case as described in the merger agreement.*









AERO VELOCITY

Business Model

Drone-as-a-Service (DaaS): recurring revenue + data monetization

- Government & enterprise contracts with built-in renewal cycles
- Contract manufacturing & drone maintenance as high-margin support revenue
- In-house AI/ML for value-added analytics and automation

Markets We Serve

AERO VELOCITY



Federal, State & Local Governments & Agencies
Commercial Property, University & Hospital Management
Agriculture, Forestry & Golf Course Management
$100B+ TAM by 2030 Across High-Growth Verticals*
Airport, Maritime & Transportation Management
Energy & Utilities
Manufacturing & Industrial

*Source: Mordor Intelligence

Our Core Offerings

AERO VELOCITY

Five Pillars of Drone Powered Intelligence

Integrated solutions delivering data, efficiency, and safety for government & commercial clients

CLEAN SWEEP

Exterior cleaning via drones: windows, buildings, tanks, facades & hard-to-reach assets

Clean Up to 200 ft with Ease

TANK VISION

Internal tank inspections with LiDAR, optical gas imaging, and ultrasound testing

No Human Entry Required

TERRA VISION

LiDAR terrain mapping and multispectral analysis utilizing AI-powered data science

Precision Agriculture & Wildfire Management

SITE SNAP

3D modeling, digital twins, and AI-powered project monitoring

<1cm Resolution on 3D Digital Twins

HEAT SCOPE

Thermal imaging for leak detection, efficiency audits, and risk spotting

Energy Loss & Fire Risk Detection

CleanSweep

Exterior cleaning via drones: windows, buildings, tanks, facades & hard-to-reach assets


UBS Arena
NAUVOO

Applications:
- Exterior cleaning utilizing the cost savings of drones
- Pressure washing, window cleaning, solar, and more

Benefits:
- Safe and efficient
- Cost-effective
- Ideal for hard-to-reach areas



TankVision

Internal tank inspections with LiDAR, optical gas imaging, and ultrasound testing

TANK VISION

Applications:
- Oil & gas industry
- Water and waste utilities
- Manufacturing & industrial facilities
- Risk & safety management

Benefits:
- Reduced downtime
- Cost savings
- Improved safety

TerraVision

LiDAR terrain mapping and multispectral analysis utilizing AI-powered data science


Digital Surface Model (DSM)
Normalized Difference Vegetation Index (NDVI)





Applications:
- Precision agriculture to optimize water usage & enhance yield
- Ecology & wildlife management
- Wildfire prevention and emergency response

Benefits:
- Minimizes requirement for earth movement
- Reduces costs and poses fewer risks to humans and wildlife
- Helps minimize wildfire risk before it starts





SiteSnap

3D modeling, digital twins, and
AI-powered project monitoring

Applications:
- Construction & infra projects
- Asset management
- Real estate & campuses

Benefits:
- Comprehensive digital records
- AI-driven insights
- Faster turnaround

HeatScope

Thermal imaging for leak detection, efficiency audits, and risk spotting



Applications:
- Energy audits & efficiency
- Electrical & mechanical inspections
- Industrial & commercial asset monitoring
- Safety & risk mitigation

Benefits:
- Enhanced energy efficiency
- Targeted cost savings
- Predictive maintenance
- Improved safety

Key Clients & Case Studies

AERO VELOCITY

USDA Natural Resource Conservation Service:
15+ dams scanned for erosion, vegetation, and sedimentation

Ohio State University & Massachusetts Institute of Technology:
KOSU airfield Lidar scan on taxiway markings, encroachment areas, and runway pavement

Farmers of the South:
300+ farms scanned to improve irrigation, reduce runoff and enhance yield

US Forest Service:
Montane bog monitoring using multispectral analysis & LiDAR


USDA NRCS


Farmers of the South


OSU & MIT


USFS

Contract Manufacturing Capabilities



- **Precision Assembly:** Aerospace-grade processes and tooling
- **Sub-Assemblies and Final Line:** Customizable production
- **Pico MES Production Software:** Quality-control focused work instruction software



We are currently in active negotiations with several drone OEMs about potential contract manufacturing / assembly partnerships –
Why should partners choose Aero Velocity for contract manufacturing?



UAV Manufacturing Expertise	Inherited decade of experience building drones from initial design through full production runs
FAA 44807 Waiver Experience	Successfully navigated the FAA's exemption process, proving regulatory & compliance expertise
End-to-End Capability	Design assistance, prototyping, testing, assembly, QA, and packaging — all under one roof
Scalable Production	Support for both small-batch specialty builds and large-scale manufacturing
Proven Industry Track Record	Trusted by government agencies, research institutions, and enterprise drone manufacturers

Benefits of Partnering with Aero Velocity

AERO VELOCITY

Faster Time-to-Market	Streamlined production workflows reduce delays
Lower Overhead Costs	No need for your own assembly facility or specialized workforce
Flexibility Without Risk	Scale production up or down as demand changes
Confidentiality & IP Protection	Secure processes to safeguard your designs
Proven Operational Reliability	Partnership history with high-profile clients like UPS, USDA, and USFS



Management Team

AERO VELOCITY



PHOENIXEV

Deutsche Bank

Exxon

Mark Hastings, CEO

Mark brings nearly 35 years of leadership experience in public companies, finance, and capital markets. He previously served as CFO of Phoenix Motor Inc., where he led the acquisition of Proterra's Transit business, increasing Phoenix's scale five-fold. He is also the Founder of Hastings E Ventures, LLC, a capital markets advisory firm.

Previously, Mark spent 30 years on Wall Street in the energy sector holding senior roles at asset management firms and investment banks, including Geosphere Capital Management, S.A.C. Capital Advisors, Deutsche Bank, and Merrill Lynch. Mark began his career in the Controllers Department at Exxon. Mark was awarded a Bachelor of Arts degree in Economics from the University of Virginia and a Master of Business Administration degree in Finance from the University of Tennessee, where he earned the James M. Gower Outstanding MBA Achievement Award.



Victoria Hay

Interim CFO



Erik Schultz

CRMO



John Martell

Director of Engineering and Data Systems



Alan Skipworth

Director of Operations



Jen Pond

Chief of Staff



Nischay Soni

Director of Customer Success



John Hooks

Director of Business Development



Tammy Bolander

Finance Manager

AERO VELOCITY


REMOTE
PILOT

Thank You

Ready to elevate your portfolio with the future of drone intelligence?

Visit: www.aerovelocity.com
Contact: contact@aerovelocity.com